UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 13, 2015

(Date of earliest event reported)

RTI INTERNATIONAL METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-14437	52-2115953
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road Pittsburgh, Pennsylvania 15108-2973

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 893-0026

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The employment contract for Patricia A. O’Connell, Executive Vice President – Commercial of RTI International Metals, Inc. expired effective January 13, 2015, and has not been renewed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: January 20, 2015	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	General Counsel & Senior Vice President – Government Relations